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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN MINIMIZE FUND EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6192 OR GO TO WEBSITE:
HTTPS://VOTE.PROXY-DIRECT.COM

3. ENTER YOUR 14 DIGIT CONTROL NUMBER FROM YOUR PROXY CARD.

4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing

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PROXY                 MORGAN STANLEY MARKET LEADER TRUST                  PROXY
   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints RONALD E. ROBISON, BARRY FINK, and JOSEPH J. McALINDEN, or any of them, proxies, each with the power of substitution and resubstitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley Market Leader Trust to be held in Conference Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, at 9:00 a.m., New York time, on February 24, 2004 and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting dated December __, 2003. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned hereby acknowledges receipt of the Proxy Statement and Prospectus dated December __, 2003.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                          ------------------------------------------------------

                          ------------------------------------------------------

                           NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                           ---------------------------------------------------
                           Signature


                           ---------------------------------------------------
                           Signature (if held jointly)


                           ---------------------------------------------------


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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing

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TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY MARKET LEADER TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1. To consider and vote upon an Agreement and Plan of  FOR   AGAINST   ABSTAIN
   Reorganization, dated October 23, 2003, between     [ ]     [ ]       [ ]
   Morgan Stanley Market Leader Trust and Morgan
   Stanley Growth Fund, pursuant to which
   substantially all of the assets of Morgan
   Stanley Market Leader Trust would be combined with those of Morgan Stanley Growth Fund and shareholders of Morgan Stanley Market Leader
   Trust would become shareholders of Morgan
   Stanley Growth Fund receiving shares of
   Morgan Stanley Growth Fund with a value
   equal to the value of their holdings in
   Morgan Stanley Market Leader Trust; and

2. To act upon such other matters as may properly come before the Meeting.


        WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.